                                                               EXHIBIT 99.(a)(2)

                             LETTER OF TRANSMITTAL
    TO TENDER SHARES OF COMMON STOCK (INCLUDING THE ASSOCIATED COMMON STOCK
                               PURCHASE RIGHTS),
              AND $1.85 CUMULATIVE CONVERTIBLE PREFERENCE STOCK OF
                                BIRD CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 12, 1996
                                       BY
                               BI EXPANSION CORP.
                          A Wholly Owned Subsidiary of
                            CERTAINTEED CORPORATION
                     An Indirect Wholly Owned Subsidiary of
                           COMPAGNIE DE SAINT-GOBAIN

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON THURSDAY, MAY 9, 1996, UNLESS THE OFFER IS EXTENDED.

                TO: CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

        BY MAIL:            BY OVERNIGHT DELIVERY:             BY HAND:

      P.O. Box 817         120 Broadway-13th Floor     120 Broadway-13th Floor
    Midtown Station           New York, NY 10271          New York, NY 10271
   New York, NY 10018             Attention:                  Attention:
       Attention:               Reorganization              Reorganization
     Reorganization               Department                  Department
       Department

                                    BY FAX:

                                 (201) 329-8936

                             CONFIRM BY TELEPHONE:
                                 (201) 296-4100

                         DESCRIPTION OF SHARES TENDERED


  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
   APPEAR(S) ON SHARE CERTIFICATE(S))                               (ATTACH ADDITIONAL LIST IF NECESSARY)
- -------------------------------------------------      --------------------------------------------------------------
                                                                           CLASS AND           TOTAL
                                                                             SERIES           NUMBER
                                                                           OF SHARES         OF SHARES
                                                              SHARE       REPRESENTED       REPRESENTED        NUMBER
                                                           CERTIFICATE      BY SHARE         BY SHARE         OF SHARES
                                                          NUMBER(S)(/1/) CERTIFICATE(S) CERTIFICATE(S)(/1/) TENDERED(/2/)
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------
                                                           TOTAL SHARES OF COMMON STOCK
                                                       --------------------------------
                                                           TOTAL SHARES OF $1.85 CUMULATIVE CONVERTIBLE
                                                           PREFERENCE STOCK

- ----------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

                                ---------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders". Stockholders whose certificates for Shares (as defined below) are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution _______________________________________________

  Check box of Book-Entry Transfer Facility:

  [_] The Depository Trust Company
  [_] Midwest Securities Trust Company
  [_] Philadelphia Depository Trust Company

  Account Number ______________________________________________________________

  Transaction Code Number _____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery __________________________

  Name of Institution that Guaranteed Delivery ________________________________

  If delivered by book-entry transfer check box:

  [_] The Depository Trust Company
  [_] Midwest Securities Trust Company
  [_] Philadelphia Depository Trust Company

  Account Number  _____________________________________________________________

  Transaction Code Number _____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to BI Expansion Corp., a Massachusetts corporation (the "Purchaser") and a wholly owned subsidiary of CertainTeed Corporation, a Delaware corporation which is an indirect wholly owned subsidiary of Compagnie de Saint-Gobain, a French corporation ("Saint-Gobain"), the above-described shares of Common Stock, par value $1.00 per share, including the associated Common Stock purchase rights (the "Common Shares"), of Bird Corporation, a Massachusetts corporation (the "Company"), and hereby tenders to the Purchaser the above-described shares of $1.85 Cumulative Convertible Preference Stock, par value $1.00 per share (the "Preference Shares"), of the Company, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 12, 1996 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. The Common Shares and the Preference Shares are collectively referred to as the "Shares".

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after April 8, 1996), and irrevocably constitutes and appoints Chemical Mellon Shareholder Services, L.L.C. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 8, 1996) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints Carol M. Gray, James F. Harkins, Jr. and John R. Mesher, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 8, 1996). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number, class and series of Shares represented by the lost or destroyed certificates:__________________________________________________________________


 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
      INSTRUCTIONS 5, 6 AND 7)               (SEE INSTRUCTIONS 5, 6 AND 7)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for the purchase price          the check for the purchase price
 of Shares accepted for payment            of Shares accepted for payment
 are to be issued in the name of           are to be sent to someone other
 someone other than the under-             than the undersigned, or to the
 signed.                                   undersigned at an address other
                                           than that above.


 Issue  [_] Check                          Mail  [_] Check

        [_] Certificate(s) to:                   [_] Certificates to:


 Name _____________________________        Name _____________________________
           (PLEASE PRINT)                            (PLEASE PRINT)
 Address __________________________        Address __________________________

 __________________________________        __________________________________
         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)
 __________________________________        __________________________________
    (EMPLOYER IDENTIFICATION OR               (EMPLOYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)                   SOCIAL SECURITY NUMBER)

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
[LEFT ARROW]-------------------------------------------------------[RIGHT ARROW]

[LEFT ARROW]-------------------------------------------------------[RIGHT ARROW]
                       (SIGNATURE(S) OF STOCKHOLDER(S))
            Dated:          , 1996

 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

            Name(s)________________________________________________

                  ________________________________________________
                                (PLEASE PRINT)

            Capacity (Full title) _________________________________

            Address________________________________________________

                  ________________________________________________
                              (INCLUDE ZIP CODE)

            Daytime Area Code and Telephone No. ___________________

            Employer Identification or
            Social Security Number ________________________________
                                          (SEE SUBSTITUTE FORM W-9)

                          GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

            Authorized Signature __________________________________

            Name __________________________________________________
                                (PLEASE PRINT)
            Name of Firm __________________________________________

            Address________________________________________________

                  ________________________________________________
                              (INCLUDE ZIP CODE)

            Daytime Area Code and Telephone No. ___________________

            Dated: _________________________________________ , 1996

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member firm of a national securities exchange registered with the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. (the "NASD"), or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or fax thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or fax thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market operated by the NASD is open for business.

  "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or fax hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted by payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as provided below, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

  8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right (subject to the provisions of the Merger Agreement) in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number (i.e., social security number or employer identification number) ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding may be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give Depositary the TIN of the record holder of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders must complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

  11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen. The stockholder will then be instructed by the Depository as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FAX HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

               PAYER'S NAME: CHEMICAL MELLON SHAREHOLDER SERVICES
- --------------------------------------------------------------------------------
 SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN
                        IN THE BOX AT RIGHT AND CERTIFY     -------------------
 FORM W-9               BY SIGNING AND DATING BELOW           Social Security
                                                                 Number(s)


                                                            OR

                                                            -------------------
                                                                 Employer
                                                              Identification
                                                                 Number(s)
                        PART 2--Certification--Under
                        penalty of perjury, I certify
                        that:

                        (1) the number shown on this
                            form is my correct Taxpayer
                            Identification Number (or I am        Part 3--
                            waiting for a number to be           Awaiting TIN
                            issued to me) and                       [_]


                        (2) I am not subject to backup     --------------------
                            withholding because (a) I am          Part 4--
                            exempt from backup withholding       Exempt TIN
                            or (b) I have not been                  [_]
                            notified by the Internal
                            Revenue Service ("IRS") that I
                            am subject to backup
                            withholding as a result of a
                            failure to report all interest
                            or dividends or (c) the IRS
                            has notified me that I am no
                            longer subject to backup
                            withholding.

                             CERTIFICATION INSTRUCTIONS--You must cross out item
DEPARTMENT OF THE TREASURY   (2) in Part 2 above if you have been notified by
INTERNAL REVENUE SERVICE     the IRS that you are subject to backup withholding
                             because of under reporting interest or dividends on
PAYER'S REQUEST FOR TAXPAYER your tax returns. However, if after being notified IDENTIFICATION NUMBER (TIN) by the IRS that you were subject to backup withholding you received another notification from
                             the IRS stating that you are no longer subject to
                             backup withholding, do not cross out such item (2).
                             If you are exempt from backup withholding, check
                             the box in Part 4 above.
- --------------------------------------------------------------------------------

 SIGNATURE__________________________________________ DATE _____________, 1996

- --------------------------------------------------------------------------------

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                            OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 -----------------------------------------     ________________________, 1996
                 Signature                                  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 WILL RESULT IN
     BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:

                                   GEORGESON
                                & COMPANY INC.
                                ==============

                               Wall Street Plaza
                              New York, NY 10005
                        Call Toll-Free: (800) 223-2064

                        Banks and Brokers Call Collect:
                                (212) 440-9800

                     The Dealer Manager for the Offer is:

                     MCFARLAND DEWEY SECURITIES CO., L.P.

                                230 Park Avenue
                            New York, NY 10169-1450
                                (212) 867-4949